                                                                    EXHIBIT 10.9

                      INTERAMERICAN ACQUISITION GROUP INC.

                                                                 , 2005
                                                  ---------------

InterAmerican Advisors, LLC
2918 Fifth Avenue South, Suite 209
San Diego, California 92103

Gentlemen:

         This letter will confirm our agreement that, commencing on the effective date ("Effective Date") of the registration statement for the initial public offering ("IPO") of the securities of InterAmerican Acquisition Group
Inc. (the "Company") and continuing until the earlier of the consummation by the
Company of a "Business Combination" or the Company's liquidation (as described in the Company's IPO prospectus) (the "Termination Date"), InterAmerican
Advisors, LLC shall make available to the Company certain office space, utilities and secretarial support as may be required by the Company from time to time, situated at 2918 Fifth Avenue South, Suite 209, San Diego, California
92103. In exchange therefor, the Company shall pay InterAmerican Advisors, LLC the sum of $10,000 per month on the Effective Date and continuing monthly thereafter until the Termination Date.

                                         Very truly yours,

                                         INTERAMERICAN ACQUISITION GROUP INC.

                                         By:
                                            ------------------------------------
                                            Name:  William C. Morro
                                            Title: Chief Executive Officer

AGREED TO AND ACCEPTED BY:

INTERAMERICAN ADVISORS, LLC

By:
   --------------------------
   Name:
   Title: